UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6604

Dreyfus BASIC Money Market Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	02/28
Date of reporting period:	08/31/09

FORM N-CSR

Item 1. Reports to Stockholders.

2

Dreyfus BASIC Money Market Fund, Inc.

SEMIANNUAL REPORT August 31, 2009

BNY MELLON
ASSET MANAGEMENT

Dreyfus

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
22	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC Money Market Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this semiannual report for Dreyfus BASIC Money Market Fund, Inc., covering the six-month period from March 1, 2009, through August 31, 2009.

At long last, the current recession cycle appears to be winding down. After generally slumping since December 2007, we expect U.S. economic growth to pick up during the third quarter of 2009. Highly stimulative monetary and fiscal policies domestically and throughout the world, combined with the low cost of debt and equity capital compared to historical norms, already have sparked a rebound in industrial production as manufacturers replenish their depleted inventories. However, we continue to anticipate a slower-than-average recovery, with the unemployment rate likely to remain elevated over the next several quarters.

Both the taxable and tax-exempt short-term money markets have continued to reflect historically low short-term interest rates. As longer-term fixed income asset classes rallied strongly during the spring and summer of 2009, yields of money market funds remained at low levels despite significant outflows in recent months. Nonetheless, the need for daily liquidity can never be understated, and true money market mutual funds have continued to provide the safety of principal and liquidity that many investors expect. In these times of market flux, we urge you to speak with your financial adviser about your specific need for liquidity and the potential opportunities and obstacles that come with investing in today’s changing investment environment.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman & Chief Executive Officer The Dreyfus Corporation September 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2009, through August 31, 2009, as provided by Bernard W. Kiernan, Jr., Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended August 31, 2009, Dreyfus BASIC Money Market Fund produced an annualized yield of 0.26%. Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.26%.1

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities, bank obligations, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements, asset-backed securities and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its total assets in bank obligations.

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the “Fed”) in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund’s average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates.

Money Market Yields Plunged During the Downturn

The reporting period began in the midst of a global financial crisis and a severe recession. In the months prior to the reporting period, the Fed attempted to restore stability to the credit markets by pumping enormous amounts of liquidity into the banking system.The Fed also eased monetary policy aggressively, driving its target for the overnight federal funds rate to an unprecedented low of 0% to 0.25%.As a result,yields of money market instruments began the reporting period near historical lows.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

In addition to the Fed’s actions, the U.S. Department of the Treasury responded with a number of its own remedial measures in 2008, including the Temporary Guarantee Program for Money Market Funds, which remained in effect through the end of reporting period. This measure was designed to promote liquidity in the commercial paper market after one venerable money market fund suffered losses that caused its share price to fall below one dollar. Subsequent to the reporting period, on September 9, 2009, the fund sold the Notes it held in Lehman in accordance with the conditions set forth in the Capital Support Agreement with The Bank of NewYork Mellon Corporation. The agreement is now terminated.

Investor sentiment began to improve markedly just days after the start of the reporting period. After hitting multi-year lows in early March, the U.S. stock market and corporate bond market staged impressive rebounds through the reporting period’s end. Despite a –6.4% annualized GDP growth rate over the first quarter of 2009, the markets were buoyed by signs that the economic downturn might be decelerating, including lower-than-expected numbers of jobless claims in April and May. A decline in the three-month London Interbank Offered Rate (LIBOR) below 1% provided evidence of improvement in the global credit markets.

The U.S. economy sent mixed signals in June. For example, the National Association of Realtors reported that existing home sales rose 2.4% and the average sale price increased almost 4% in May, but the absolute number of sales and the average sale price remained 15% and 20% below their peaks, respectively. Perhaps most significant, the unemployment rate rose to 9.5%, its highest level in 26 years.

In July, it was announced that the U.S. economy produced a better-than-expected annualized growth rate of –0.1% during the second quarter, supported by government spending and consumption as the economic stimulus program took hold. Residential construction increased by 0.5% in June, marking the second gain in three months. Perhaps most encouraging, the unemployment rate fell slightly to 9.4% in July when job losses moderated.

August continued to show signs of economic improvement. The Institute for Supply Management’s manufacturing index indicated the first expansion of manufacturing activity in more than 18 months.The U.S. Department of Commerce reported that new factory orders jumped 1.3% in July, the fourth consecutive month of increases. The housing market also posted gains as pending home sales rose in July for the sixth month in a row. However, these positive indicators were tempered by persistent economic headwinds, including a jump in the unemployment rate to 9.7% in August, a new high for the current cycle.

Focusing on Quality and Liquidity

Most money market funds remained on a relatively defensive footing during the reporting period, as the industry’s average weighted maturity remained substantially shorter than historical averages. The fund was no exception; we maintained its weighted average maturity in a position that was roughly in line with industry averages.

Despite recent signs of potential economic improvement, we remain concerned regarding liquidity conditions and tighter loan standards. In addition, the Fed has repeatedly indicated that “economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”Therefore, until we see more convincing evidence that the Fed is prepared to raise interest rates, we intend to maintain the fund’s focus on credit quality and liquidity.

September 15, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders will be given at least 90 days’ notice prior to the time such absorption may be terminated. Had these expenses not been absorbed, the fund’s annualized yield would have been
0.09% and the fund’s annualized effective yield would have been 0.09%.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Money Market Fund, Inc. from March 1, 2009 to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2009

Expenses paid per $1,000†	$2.57
Ending value (after expenses)	$1,001.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2009

Expenses paid per $1,000†	$2.60
Ending value (after expenses)	$1,022.63

† Expenses are equal to the fund’s annualized expense ratio of .51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2009

	Principal
Negotiable Bank Certificates of Deposit—37.6%	Amount ($)	Value ($)
Banco Bilbao Vizcaya Argenteria Puerto Rico (Yankee)
0.30%, 11/10/09	15,000,000	15,000,146
Bank of Ireland (Yankee)
1.90%, 10/6/09	50,000,000 [a]	50,000,000
Calyon NA (Yankee)
0.43%, 9/4/09	50,000,000	50,000,000
Citibank (South Dakota) N.A., Sioux Falls
0.55%, 10/1/09	50,000,000	50,000,000
DZ Bank AG (Yankee)
0.34%, 11/3/09	50,000,000	50,000,000
Fortis Bank (Yankee)
0.38%, 11/5/09	50,000,000	50,000,000
Lloyds TSB Bank PLC (Yankee)
0.46%, 10/23/09	30,000,000	30,000,000
Natixis (Yankee)
0.50%, 11/3/09	25,000,000	25,000,000
Sumitomo Mitsui Banking Corporation (Yankee)
0.39%, 10/13/09	10,000,000	10,000,000
UBS AG (Yankee)
0.72%, 9/10/09	50,000,000	50,000,000
Total Negotiable Bank Certificates of Deposit
(cost $380,000,146)		380,000,146

Commercial Paper—21.7%
Abbey National North America LLC
0.19%, 9/1/09	35,000,000	35,000,000
ASB Finance Ltd.
0.31%, 10/30/09	15,000,000 [a]	14,992,379
General Electric Capital Corp.
0.30%, 11/5/09	20,000,000	19,989,167
HVB U.S. Finance Inc.
0.40%, 9/1/09	50,000,000 [a]	50,000,000
JPMorgan Chase Funding
0.30%, 11/9/09	50,000,000 [a]	49,971,250
Societe Generale N.A. Inc.
0.30%, 11/6/09	50,000,000	49,972,500
Total Commercial Paper
(cost $219,925,296)		219,925,296

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Corporate Notes—5.7%	Amount ($)	Value ($)
Bank of America Corp.
0.38%, 9/1/09	50,000,000	50,000,000
Lehman Brothers Holdings Inc.
0.00%, 3/27/09	45,000,000 [b,c,d,e]	7,987,500
Total Corporate Notes
(cost $95,000,000)		57,987,500

U.S. Government Agency—9.9%
Federal National Mortgage Association
0.50%, 10/22/09
(cost $99,973,087)	100,000,000 [f,g]	99,973,087

Repurchase Agreements—6.4%
Barclays Financial LLC
0.21%, dated 8/31/09, due 9/1/09 in the amount of
$15,000,088 (fully collateralized by $8,159,100 U.S.
Treasury Notes, 4.875%, due 5/31/11, value $8,824,182
and $10,594,600 U.S. Treasury Strips, due 5/15/21,
value $6,475,843)	15,000,000	15,000,000
Deutsche Bank Securities
0.20%, dated 8/31/09, due 9/1/09 in the amount of
$50,000,278 (fully collateralized by $50,722,000
Federal National Mortgage Association, 1.50%,
due 5/12/14, value $51,000,041)	50,000,000	50,000,000
Total Repurchase Agreements
(cost $65,000,000)		65,000,000

Asset-Backed Commercial Paper—15.3%
CAFCO LLC
0.35%, 11/2/09	25,000,000 [a]	24,984,930
Cancara Asset Securitisation Ltd.
0.60%, 10/13/09	40,000,000 [a]	39,972,000
CIESCO LLC
0.36%, 10/19/09	20,000,000 [a]	19,990,400
Manhattan Asset Funding Company LLC
0.40%, 11/9/09	35,000,000 [a]	34,973,167
Windmill Funding Corp.
0.31%, 11/2/09	35,000,000 [a]	34,981,314
Total Asset-Backed Commercial Paper
(cost $154,901,811)	154,901,811

	Principal
Other—3.2%	Amount ($)	Value ($)
Capital Suport Agreement
(cost $0)	0 [c]	32,456,262
Total Investments (cost $1,014,800,340)	99.8%	1,010,244,102
Cash and Receivables (Net)	.2%	2,031,859
Net Assets	100.0%	1,012,275,961

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2009, these securities amounted to $319,865,440 or 31.6% of net assets.
b Bankrupt security matured on March 27, 2009. Security valued at fair value based on similar defaulted securities that have not matured.
c The Bank of NewYork Mellon Corporation (BNY Mellon) has entered into a Capital Support Agreement with the fund, which provides that BNY Mellon, at no cost to the fund, will contribute capital to the fund up to 100% of the amortized cost of the security to the extent that the fund maintains a net asset value of $.995 on the sale, final liquidation or other final payment of the security.
d Issuer filed for bankruptcy.
e Non-income producing—security in default.
f On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.
g Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	55.8	Foreign/Governmental	4.9
Asset-Backed/Multi-Seller Programs	11.9	Other	3.2
U.S. Government Agency	9.9	Finance	2.0
Repurchase Ageements	6.4	Brokerage Firms	0.8
Asset-Backed/Certificates/Other	4.9		99.8

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments—Note 1(b)	1,014,800,340	977,787,840
Capital Support Agreement—Note 1(e)		32,456,262
Cash		2,441,270
Interest receivable		455,167
Prepaid expenses		64,599
		1,013,205,138
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		399,153
Payable for shares of Common Stock redeemed		455,138
Accrued expenses		74,886
		929,177
Net Assets ($)		1,012,275,961
Composition of Net Assets ($):
Paid-in capital		1,017,059,426
Accumulated net realized gain (loss) on investments		(227,227)
Accumulated net unrealized appreciation
(depreciation) on investments		(4,556,238)
Net Assets ($)		1,012,275,961
Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)		1,017,356,239
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended August 31, 2009 (Unaudited)

Investment Income ($):
Interest Income	4,240,555
Expenses:
Management fee—Note 2(a)	2,728,782
Shareholder servicing costs—Note 2(b)	419,839
Treasury insurance expense—Note 1(f)	374,682
Custodian fees—Note 2(b)	54,642
Professional fees	45,762
Directors’ fees and expenses—Note 2(c)	32,617
Registration fees	21,266
Prospectus and shareholders’ reports	9,377
Miscellaneous	13,790
Total Expenses	3,700,757
Less—reduction in management fee
due to undertaking—Note 2(a)	(857,842)
Less—reduction in expenses due to
undertaking—Note 2(a)	(37,863)
Less—reduction in fees due to
earnings credits—Note 1(b)	(11,517)
Net Expenses	2,793,535
Investment Income—Net	1,447,020
Net Unrealized Appreciation
(Depreciation) on Investments—Note 1(b) ($)	719,319
Net Increase in Net Assets Resulting from Operations	2,166,339

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2009	Year Ended
	(Unaudited)	February 28, 2009
Operations ($):
Investment income—net	1,447,020	27,749,102
Net unrealized appreciation
(depreciation) on investments	719,319	(5,275,557)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,166,339	22,473,545
Dividends to Shareholders from ($):
Investment income—net	(1,470,790)	(27,725,332)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	252,169,733	825,745,582
Dividends reinvested	1,412,610	26,571,682
Cost of shares redeemed	(399,405,188)	(936,511,912)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(145,822,845)	(84,194,648)
Total Increase (Decrease) in Net Assets	(145,127,296)	(89,446,435)
Net Assets ($):
Beginning of Period	1,157,403,257	1,246,849,692
End of Period	1,012,275,961	1,157,403,257
Undistributed investment income—net	—	23,770

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
Augusr 31, 2009			Year Ended February 28/29,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.001	.022	.047	.048	.031	.011
Distributions:
Dividends from
investment income—net	(.001)	(.022)	(.047)	(.048)	(.031)	(.011)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.26[a]	2.26	4.84	4.88	3.18	1.15
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.68[a]	.62	.61	.62	.63	.63
Ratio of net expenses
to average net assets	.51[a]	.46	.45	.45	.45	.45
Ratio of net investment
income to average
net assets	.27[a]	2.27	4.72	4.78	3.14	1.12
Net Assets,
end of period
($ x 1,000)	1,012,276	1,157,403	1,246,850	1,066,879	973,708	966,854

a Annualized.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost (other than those securities covered by a Capital Support Agreement, as described in Note 1(e) below, which are carried at market value based upon valuations provided by an independent pricing service approved by the Board of Directors) in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Directors to represent the fair value of the fund’s investments.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2009 in valuing the fund’s investments:

Investments in
Valuation Inputs	Securities ($)
Level 1—Quoted Prices	—
Level 2—Other Significant Observable Inputs	1,010,244,102
Level 3—Significant Unobservable Inputs	—
Total	1,010,244,102

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of pre-

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended February 28, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $227,227 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2009. If not applied, the carryover expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2009 were all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At August 31, 2009, the cost of investments for federal income tax purposes was 1,014,800,340; accordingly, accumulated net unrealized depreciation on investments was $4,556,238, consisting of $32,456,262 gross unrealized appreciation and $37,012,500 gross unrealized depreciation.

(e) Capital Support Agreement: The fund holds notes (the “Notes”) issued by Lehman Brothers Holdings, Inc. (“Lehman”). In order to mitigate the negative impact of holding these securities in light of the bankruptcy of Lehman on September 16, 2008, the fund entered into a Capital Support Agreement (the “Agreement”) with BNY Mellon, the parent company of the fund’s adviser. Pursuant to the Agreement,

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

BNY Mellon has agreed to provide capital support to the fund, subject to a maximum amount of $45 million (the “Maximum Capital Support Payment”), if any of the following events result in the fund’s net asset value falling below $0.9950:

(i)	Any final sale or other final liquidation of the Notes by the fund for cash in an amount, after deduction of costs, which is less than the amortized cost value of the Notes as of the date such sale or liquidation is consummated;
(ii)	Receipt by the fund of final payment on the Notes in cash in an amount less than the amortized cost value of the Notes less costs in respect thereof, as of the date such final payment is received;
(iii)	The date upon which a court of competent jurisdiction over the matter discharges Lehman from liability in respect of the Notes, and such discharge results in the receipt of aggregate payments on the Notes in an amount less than the amortized cost value of the Notes, less costs in respect thereof, as of the date such final payment is received; and
(iv)	The receipt by the fund of any security or other instrument in exchange for, or as a replacement of, the Notes as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Notes are exchanged for, or replaced with, new securities of Lehman or a third party and such new securities are or become “Eligible Securities,” as defined in sub-paragraph (a)(10) of Rule 2a-7 promulgated under the Act, and have an aggregate value that is less than the aggregate amortized cost value of the Notes on the date the fund receives such new securities.

The obligations of BNY Mellon to provide capital support shall terminate upon the earliest to occur of (i) the repayment in full of the Notes, (ii) BNY Mellon making payments equal to the Maximum Capital Support Payment, (iii) the date on which the fund no longer holds any Notes, (iv) the mutual agreement of the fund and BNY Mellon to terminate the Agreement and (v) 5:00 p.m. Eastern Time on the date which is 364 days from the date of the Agreement unless the term of the Agreement is extended pursuant to the Agreement’s terms.

(f) Treasury’s Temporary Guarantee Program: The fund entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share fell below $0.995 (a “Guarantee Event”) and the fund liquidated. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009, at which time the Secretary of the Treasury terminated the Program. Participation in the initial term and the extended periods of the Program required a payment to the Treasury in the amount of .015%, .022% and .023%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense was borne by the fund without regard to any expense limitation in effect.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

least 90 days’ notice to the contrary, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of .45% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $857,842 during the period ended August 31, 2009.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary and not contractual and may be terminated at any time.The reduction in expenses pursuant to the undertaking, amounted to $37,863 during the period ended August 31, 2009.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2009, the fund was charged $276,930 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2009, the fund was charged $84,308 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2009, the fund was charged $9,982 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2009, the fund was charged $54,642 pursuant to the custody agreement.

During the period ended August 31, 2009, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $435,494, custodian fees $26,094, chief compliance officer fees $2,784, shareholder services plan fees $43,000 and transfer agency per account fees $60,000 which are offset against an expense reimbursement currently in effect in the amount of $168,219.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.These evaluations did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:

On September 9, 2009, the fund sold the Notes it held in Lehman and therefore the payment required by the Capital Support Agreement was made by BNY Mellon to the fund.This payment met the conditions set forth in the Capital Support Agreement and the agreement is now terminated. See Note 1(e). Subsequently, the adviser made additional capital contributions to the fund.

As of the close of business on September 18, 2009, the Treasury’s Temporary Guarantee Program was terminated by the Treasury. See Note 1(f). As such, the fund is no longer eligible for protection under the Program.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on July 21, 2009, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted that the fund is serviced predominantly by Dreyfus’s retail servicing division. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of comparable funds (the “Performance Group”) and to a broader group of funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2009 and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for each reported time period.

The Board members also discussed the fund’s contractual and actual management fee and total expense ratio as compared to a comparable group of funds (the “Expense Group”) that was composed of the same funds included in the Performance Group and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.

The Board noted that the fund’s contractual management fee was above the Expense Group median, and that the fund’s actual management fee and total expense ratio were below the Expense Group and Expense Universe medians. The Board members also discussed the Manager’s undertaking to limit fund expenses over the past year.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category, as the fund (the “Similar Funds”).The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. Representatives of the Manager informed the Board members that

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

there were no separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology also had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager and its affiliates from acting as investment adviser to the fund and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was also noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the fund’s expense limitation over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager to the fund are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, including the extension of the Manager’s undertaking to waive or reimburse cer- tain fees and expenses of the fund, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 25

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC Money Market Fund, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	October 28, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	October 28, 2009

5

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6